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                                                                    EXHIBIT 3.1F

                        PENNSYLVANIA DEPARTMENT OF STATE
                               CORPORATION BUREAU

                 Statement of Change of Registered Office (15 Pa. C.S.)
                    [X]  Domestic Business Corporation (Section 1507)
                    [ ]  Foreign Business Corporation (Section 4144)
Entity Number       [ ]  Domestic Nonprofit Corporation (Section 5507)
0052034             [ ]  Foreign Nonprofit Corporation (Section 6144)
                    [ ]  Domestic Limited Partnership (Section 8506)

                                                DOCUMENT WILL BE RETURNED TO THE
      Name                                      NAME AND ADDRESS YOU ENTER TO
       Corporation Service Company              THE LEFT

      Address
       2704 Commerce Drive

      City          State          Zip Code
       Harrisburg,   PA             17110

Fee: $52                        Filed in the Department of State on  FEB 25 2002


                                ------------------------------------------------
                                      Acting Secretary of the Commonwealth


     In compliance with the requirements of the applicable provisions of 15 Pa.C.S. (relating to corporations and unincorporated associations), the undersigned corporation or limited partnership, desiring to effect a change of registered office, hereby states that:

     1. The name is:
     CNK CHEMICAL REALTY CORPORATION

     2. The (a) address of its initial registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is:

        (a) Number and street            City       State       Zip       County

        (b) Name of Commercial Registered Office Provider          County
     c/o: CT Corporation System                              Philadelphia County

     3. Complete part (a) or (b):

        (a) The address to which the registered office of the corporation or limited partnership in this Commonwealth is to be changed is:


            Number and street            City       State       Zip       County

        (b) The registered office of the corporation or limited partnership shall be provided by:

     c/o: Corporation Service Company                             Dauphin County
          Name of Commercial Registered Office Provider        County

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     4. Strike out if a limited partnership:

        Such change was authorized by the Board of Directors of the corporation.


                                         IN TESTIMONY WHEREOF, the undersigned
                                         has caused this Application for
                                         Registration to be signed by a duly
                                         authorized officer thereof this

                                         20th day of February, 2002.

                                             CNK CHEMICAL REALTY CORPORATION
                                         ---------------------------------------
                                         Name of Corporation/Limited Partnership

                                                 /s/ Arthur C. Fullerton
                                         ---------------------------------------
                                                        Signature

                                         Arthur C. Fullerton, Secretary
                                         ---------------------------------------
                                                          Title